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                                  EXHIBIT 24

                       PROVIDENT BANKSHARES CORPORATION

                               POWER OF ATTORNEY

      Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Provident Bankshares Corporation, a Maryland corporation (the "Corporation"), hereby appoints Robert L. Davis and/or James R. Wallis, and each of them with full power of substitution and resubstitution and with full power in each to act without the others, as his or her attorney-in-fact and agent for the following purposes:

1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Corporation, a registration statement on SEC Form S-3, and any amendments and Post-Effective amendments thereto (such registration statement, together with all exhibits and documents therein and all such amendments and Post-Effective amendments and/or supplements thereto, referred to as the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of 1,348,050 shares of the Corporation's common stock, par value of $1.00 per share (the "Common Stock"), to be offered and sold pursuant to the Corporation's Dividend Reinvestment and Stock Purchase Plan, as amended and restated (the "Plan");

2. To file or cause to be filed the Registration Statement with the Securities and Exchange Commission;

3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Common Stock under the Act; and

4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Corporation, any such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Common Stock and/or the Plan under the securities laws of any state or other jurisdiction.

      This Power of Attorney shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

      Name                          Title                   Date

/s/ Peter M. Martin           Chairman of the Board,        July 21, 1999
----------------------------- President, Chief Executive
Peter M. Martin               Officer and Director


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/s/ James R. Wallis           Executive Vice President      July 21, 1999
----------------------------  (Principal Financial officer)
James R. Wallis

/s/ R. Wayne Hall             Treasurer  (Principal         July 21, 1999
----------------------------  Accounting Officer)
R. Wayne Hall

/s/ Robert B. Barnhill, Jr.   Director                      July 21, 1999
----------------------------
Robert B. Barnhill, Jr.

/s/ Melvin A. Bilal           Director                      July 21, 1999
----------------------------
Melvin A. Bilal

/s/ Thomas S. Bozzuto         Director                      July 21, 1999
----------------------------
Thomas S. Bozzuto

                              Director                      July __, 1999
----------------------------
Calvin W. Burnett

/s/ Ward B. Coe, III          Director                      July 21, 1999
----------------------------
Ward B. Coe, III

/s/ Carl W. Cole, Jr.         Director                      July 21, 1999
----------------------------
Carl W. Cole, Jr.

/s/ Pierce B. Dunn            Director                      July 21, 1999
----------------------------
Pierce B. Dunn

/s/ Enos K. Fry               Director                      July 21, 1999
----------------------------
Enos K. Fry

/s/ Herbert W. Jorgensen      Director                      July 21, 1999
----------------------------
Herbert W. Jorgensen

/s/ Mark K. Joseph            Director                      July 21, 1999
----------------------------
Mark K. Joseph

/s/ Frederick W. Meier, Jr.   Director                      July 21, 1999
----------------------------
Frederick W. Meier, Jr.

                              Director                      July __, 1999
----------------------------
Sister Rosemarie Nassif

/s/ Francis G. Riggs          Director                      July 21, 1999
----------------------------
Francis G. Riggs

/s/ Sheila K. Riggs           Director                      July 21, 1999
----------------------------
Sheila K. Riggs

/s/ Carl W. Stearn            Director                      July 21, 1999
-----------------------------
Carl W. Stearn